UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2011

NALCO HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32342	16-1701300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 W. Diehl Rd. Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 305-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events	3

SIGNATURES	4

Item 8.01. Other Events

Nalco Finance Holdings LLC, a subsidiary of the registrant, and Nalco Finance Holdings Inc., a direct subsidiary of Nalco Finance Holdings LLC (together, “the Issuers”), notified the trustee under the indenture governing their 9% Senior Discount Notes due 2014 that the Issuers will redeem the entire outstanding principal amount of such notes, or $200 million, on March 14, 2011. The company currently expects to fund the redemption payment utilizing cash on hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NALCO HOLDING COMPANY (Registrant)

By:	/s/ Stephen N. Landsman
Stephen N. Landsman Secretary

Date: February 11, 2011